                                                                   EXHIBIT 10.13


   CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
                EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.


                                      CORECHANGE PROFESSIONAL SERVICES AGREEMENT

[LOGO]

260 Franklin Street
Suite 1890
Boston, MA  02110
617-204-3300
617-204-3333 (fax)



|X| CLIENT
    INFORMATION:  ABN AMRO INFORMATION TECHNOLOGY SERVICES CO.
                  ---------------------------------------------        -----------------------------------
                  Client Name                                          Billing Organization

                  200 West Monroe Drive
                  ---------------------------------------------        -----------------------------------
                  Installation Address                                 Billing Address

                  Chicago IL 60606
                  ---------------------------------------------        -----------------------------------
                  City, State, Zip                                     City, State, Zip

                  Jesse Andrews   312 904 1821
                  ---------------------------------------------        -----------------------------------
                  Contact Name and Telephone                           Attention


|X| SERVICES:

|X| ESTIMATED SERVICES AND TRAINING:  [**] (50 PERSON-DAYS)

|X| SERVICE RATE:  [**] PER 8 HOUR PERSON-DAY

|X| PROFESSIONAL SERVICES:  TERMS AND CONDITIONS WITH ATTACHMENT

By signing below, each party agrees to be bound by the terms of this Professional Services Agreement ("Agreement"). It is understood that each party may consider any fully signed reproduction of this Agreement to be a binding original, if the reproduction is made by reliable commercial means (e.g. photocopy, facsimile, e-mail). This Agreement represents the entire understanding between the parties and supersedes all prior oral agreements, writings and understandings. The Agreement shall not be binding upon Corechange until reviewed and signed by the President or Vice President of Finance and Administration at its Boston, Massachusetts headquarters. This Agreement shall have an "Effective Date" on the last day signed below.

Corechange, Inc.                    ABN AMRO Information Technology Services Co.

/s/ Ulf Arnetz                      /s/ Louis F. Rosenthal
---------------------------------   --------------------------------------------
Ulf Arnetz, President/CEO           Louis F. Rosenthal
---------------------------------   --------------------------------------------
Date:  5/11/2000                    Date:  5/11/2000
---------------------------------   --------------------------------------------


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

                                      CORECHANGE PROFESSIONAL SERVICES AGREEMENT

                   PROFESSIONAL SERVICES: TERMS AND CONDITIONS

1. SERVICES

1.1 Corechange, its employees, agents and/or contractors shall provide the services set out in Attachment A ("Services") on a time and materials basis. Corechange agrees to perform the Services with care, skill and diligence and in accordance with the applicable professional standards currently recognized by its profession. Client agrees to fully cooperate with Corechange and provide all assistance reasonable necessary for Corechange to provide the Services. Corechange may experience delays resulting from Client's failure to provide the assistance including, without limitation, the proper desktop and application operating environments and personnel.

1.2 Corechange will replace any of its providers of services hereunder on reasonable written request by Client, provided Client does not request removal for an improper purpose (e.g., improper discriminatory removal). When on Client's premises, Corechange will comply with reasonable standard workplace rules, including rules relating to security and safety, provided in writing and in advance to Corechange by Client.

2. LICENSE

Corechange grants Client a non-exclusive, non-transferable, perpetual license to use any software developed as a result of the Services ("Deliverables") but only with the Licensed Materials and subject to the conditions thereof set out in the License Agreement between the parties executed on an even day herewith.

3. TERM AND TERMINATION

This Agreement shall commence on the Effective Date and shall continue until the services are completed. Either party may terminate this Agreement upon ten (10) days prior written notice. Termination shall not extinguish any amount owed that accrued prior to termination.

4. FEES, EXPENSES AND PAYMENT

Client shall pay Corechange fees at the rate indicated on the Cover Page of this Agreement. The number of days and total cost are good faith estimates only. The total cost to Client may be more or less than the estimate. Client shall also reimburse Corechange for reasonable travel and other expenses incurred as a result of this Agreement. In addition to the fees set forth in this Section, Client shall pay or reimburse Corechange for all federal, state, local or other taxes (exclusive of income, business privilege, or similar taxes), including but not limited to, sales, use, lease or similar assessments, based on charges for the Deliverables rendered hereunder. In the event Client cancels or unilaterally reschedules the commencement date for the Services within seven (7) calendar days prior to the agreed upon commencement date, Client shall be liable to pay Corechange any actual damages and non-cancelable expenses resulting from such cancellation or rescheduling. Within thirty (30) days of termination or expiration of this Agreement for any reason, Corechange shall submit to Client an itemized, final invoice for any fees or expenses accrued under this Agreement. Corechange may invoice periodically during performance of the Services. Client agrees to pay all amounts on invoices not subject to a good faith dispute within thirty (30) days of receipt. In case of a good faith dispute, Client will notify Corechange in writing within 15 days, pay all undisputed amounts, and work diligently with Corechange to resolve the dispute. Invoices remaining unpaid for a period of sixty (60) days following the date the invoice was sent shall accrue interest at a rate of one percent per month or at the maximum rate permitted by law whichever is less on any unpaid amount.

5. RIGHTS IN DELIVERABLES

Corechange shall hold all rights, title and interest, including but not limited to patents, letter patent, patent applications, copyrights and/or trade secrets, in and to the Deliverables, except to the extent the Deliverables incorporate any Proprietary Information of Client's. All Deliverables are subject to copyright protection under applicable United States laws and statutes. Client will not remove from the Deliverables any of Corechange's copyright or other proprietary rights notices. Corechange does not waive any moral rights, including any right to identification of authorship, rights of approval on modifications or limitation on subsequent modification, Corechange has or may have in any Deliverables.

6. WARRANTY

6.1 Corechange hereby represents and warrants that it has sufficient right, title, and interest necessary to perform the Services. Corechange will not introduce any virus or intentionally disabling code into the Deliverables; Client's exclusive remedy shall be for Corechange to repair or replace the Deliverables to remove any such viruses or disabling code at no additional charge.

6.2 EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, CORECHANGE PROVIDES THE DELIVERABLES "AS IS" AND MAKES NO WARRANTIES OF ANY KIND, EITHER EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE ENTIRE RISK AS TO THE QUALITY AND PERFORMANCE OF THE DELIVERABLES AND SERVICES IS WITH CLIENT.


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

                                      CORECHANGE PROFESSIONAL SERVICES AGREEMENT

7. PROPRIETARY INFORMATION

Both Corechange and Client may make available to the other confidential and proprietary materials and information ("Proprietary Information"). All material and information provided by one party to the other relating to its business, policies, procedures, customs, forms, customers and strategies, and identified in writing as "confidential" or "proprietary" or is such that a reasonable person should know would be considered confidential, shall be considered to be Proprietary Information. The pricing terms of this Agreement and the Deliverables shall be deemed Proprietary Information of Corechange, whether or not identified in writing as such. Proprietary Information does not include information that: (i) is already, or otherwise becomes, generally known by third parties as a result of no act or omission of the receiving party; (ii) subsequent to disclosure hereunder is lawfully received from a third party having the right to disseminate the information without restriction on disclosure; (iii) is generally furnished to others by the disclosing party without restriction on disclosure; (iv) was already known by the receiving party prior to receiving them from the disclosing party and were not received from a third party in breach of that third party's obligations of confidentiality; or
(v) is independently developed by the receiving party without the use of Proprietary Information of the disclosing party. Each party shall maintain the confidentiality of the other party's Proprietary Information and will not use or disclose such Proprietary Information without the written consent of the other party. Notwithstanding the foregoing, a party may disclose the Proprietary Information of the other to its agents and other third parties on a need-to-know basis, provided that such parties are under a similar obligation to maintain the confidentiality of the Proprietary Information. Further, the parties may disclose the other's Proprietary Information in a judicial or quasi-judicial proceeding when required to do so by law when responding to a subpoena, deposition notice or similar judicial or governmental demand; in such situations, however, the party being requested to disclose the other's Proprietary Information shall endeavor to provide notice to the other party whereby the other party may intervene in the proceeding, if it wishes, and endeavor to prevent such disclosure. Additionally, the parties may disclose the other's Proprietary Information to their various regulatory agencies if required, provided they take reasonable steps to limit further disclosure. Notwithstanding any contrary provision of this Agreement, as long as each party protects the Proprietary Information of the other, neither the exposure to the other party's Proprietary Information, nor its ownership of work products, shall prevent either party from using ideas, concepts, expressions, know-how, skills and experience possessed by either party prior to its association with the other party or developed by either party during its association with the other party, so long as the Proprietary Information of the other party is not used. In case of breach, the disclosing party shall have the right to seek injunctive relief.

8. ASSIGNMENT

The rights granted to Client under this Agreement are restricted exclusively to Client and may not be assigned, subleased, sublicensed, sold or otherwise transferred. Any assignment of this Agreement or any claim arising under this Agreement by Client without Corechange's prior written consent shall be void. Corechange may not assign its obligations hereunder without prior written consent of Client. Corechange may use third parties to perform Services hereunder, provided that Corechange shall be responsible to Client for the Services performed by such third parties.

9. INDEMNIFICATION

If a claim or action is brought against Client by a third party arising from a claim that the Deliverables or Client's use or possession thereof infringes a patent, copyright, trade secret, or other intellectual property right of a third party, Corechange shall defend such claim or action at its expense and shall pay all costs, attorney's fees, damages, settlements and other amounts awarded or agreed to in connection with any such claim or action, provided that Client provides (x) prompt written notice of the claim, (y) all reasonable assistance, and (z) control of the claim to Corechange. Corechange shall have no obligation to indemnify if the claim arises from (i) the use of the Deliverables with other products not provided by Corechange; or (ii) any unauthorized uses of or modifications to the Deliverables. If Client is enjoined, precluded, or advised by Corechange to refrain from using the Deliverables because of any such infringement or any infringement claim or allegation, Corechange shall, and at Corechange's expense and option: (a) procure for Client the right to continue using the Deliverables; or (b) replace or modify the Deliverables so that they becomes non-infringing with minimal effect on the performance of the Deliverables. This provision states the sole and exclusive liability of Corechange for infringement or breach of third party rights.

10. INSURANCE. For one year after the Effective Date, Corechange agrees to maintain comprehensive general liability and property damage insurance coverage for bodily injuries to persons and damage to physical property with limits of at least $1,000,000 for bodily injury to persons and $1,000,000 for damage to physical property.

11. GENERAL

11.1 EXCEPT FOR CORECHANGE'S OBLIGATIONS UNDER SECTION 9, CORECHANGE'S AGGREGATE LIABILITY TO CLIENT SHALL NOT EXCEED THE AMOUNTS PAID HEREUNDER. EXCEPT FOR A BREACH OF SECTION 7 AND CORECHANGE'S OBLIGATIONS UNDER SECTION 9, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER OR ANY OTHER PARTY FOR ANY INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES OR LOST PROFITS ARISING OUT OF OR RELATED TO THIS AGREEMENT.

11.2. Each party shall, at its own expense, comply with all applicable federal and state laws, statutes and regulations relating to the performance of this Agreement.



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

                                      CORECHANGE PROFESSIONAL SERVICES AGREEMENT

11.3 Nothing contained herein will in any way constitute a party or that party's employees, agents, or servants to be employees, agents or servants of the other party, and they will in no way represent themselves as agents, servants or employees of the other party.

11.4 Neither party shall be held liable for failure to fulfill its obligations under this Agreement, if such failure is caused by flood, extreme weather, fire, or other natural calamity, acts of governmental agency, or similar causes beyond the reasonable control of such party.

11.5 This written Agreement embodies the entire understanding between Corechange and Client relating to its subject matter; it supersedes, merges and voids any and all prior discussions, writings, and written or oral agreements between Corechange and Client regarding such subject matter. Except as specifically provided herein, this Agreement may only be altered, amended or modified in writing, if signed by a duly authorized representative of the parties.

11.6 This Agreement shall be governed by and interpreted pursuant to the substantive laws, but not the conflict of law rules, of the State of New York.

11.7 A copy of any notice of breach of the terms of the Agreement shall be forwarded to: ABN AMRO North America, Inc., Attention: Legal Department, 135 South LaSalle Street, Chicago, IL 60674.

                                      CORECHANGE PROFESSIONAL SERVICES AGREEMENT


                                  ATTACHMENT A

This Attachment A is incorporated in its entirety as part of this Coreport License Agreement between Corechange and Client.

SCHEDULED SERVICES / PROJECT PLAN:

- Project Review - Establish scope, content, deliverables and expectations. Assess requirements, resources and rollout plan. Review of project plan and timeframes.

-    Software Installation - Basic configuration.

-    User information load/import.

-    Coreport organizational structuring, role layout and assistance.

-    Custom portal functions, creation and configuration.

-    Test and quality assurance.

-    Other related services, time permitting, based on client preferences.

- Autonomy configuration (for Autonomy Knowledge Management as listed on page 1)


TRAINING:


Training is estimated to take 5 days, although more will be provided on reasonable request by Client. Estimated training includes:


        -4 days of technical training for administrators

        -1 day of training trainers for Client's end users/employees

Class size shall be determined within reason by Client, and on a mutually agreed to schedule at Client's place of business.



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